AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT

This Amendment No. 3 to the Asset Purchase Agreement ("Amendment") is made and entered into effective as of the _____ day of May, 2013, by and between **Douglas Joint Venture**, **Empire Joint Venture** and **V-3 Joint Venture, LLC** (collectively, "Seller") and **Panache Distillery, LLC** ("Buyer").

WITNESSETH:

The parties agree to the following recitals:

A. Seller and Buyer have heretofore entered into an Asset Purchase Agreement, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, all dated as of May 15, 2013, and amended by that certain Amendment No. 2 to Asset Purchase Agreement, dated as of May 18, 2013 (the "Contract") for the sale and purchase of property more particularly described therein).

B. The parties are desirous of further amending the Contract in accordance with the terms and conditions more particularly set forth hereinafter.

NOW, THEREFORE, in consideration of Ten Dollars and other mutual considerations, the receipt and sufficiency of which is acknowledged, it is agreed as follows:

1. **Recitals**. The foregoing recitals are true and correct and are incorporated herein by reference.

2. **Personal Property**. The prelude set forth in Schedule 2.1(b) shall be deleted from the Contract, and the following shall be substituted in lieu thereof:

Schedule 2.1(b)
Personal Property
(pages i - xix)

Below is a preliminary inventory of the Personal Property located at the Real Property. Seller shall have until May 31, 2013 to review the same and conduct an inventory on the Real Property to confirm the accuracy of thereof. In the event of any corrections or adjustments to the preliminary inventory below, the same shall be submitted to Buyer for approval not later than 5:00 PM, May 31, 2013. If no adjustments are submitted to Buyer prior to such date, the inventory list below shall be deemed to be the "Personal Property" for purposes of this Schedule 2.1(b) and this Agreement. In the event that Seller does submit adjustments or corrections to the preliminary list to Buyer, Buyer shall then have until June 7, 2013 to notify Seller that it does not approve such corrections or adjustments, in which event either party may elect to terminate this Agreement by written notice to the other not later than June 14, 2013, whereupon the Deposit shall be returned to Seller. If Buyer does not notify Seller of any such disapproval or if either party fails to terminate this Agreement in a timely fashion, then the inventory list, as corrected or adjusted by Seller shall be deemed to be the "Personal Property".

3. New Lease. The second sentence in Section 7.8 of the APA is hereby deleted and the following is substituted in lieu thereof:

> "The form of the New Lease shall be negotiated by the parties and agreed to on or prior to June 7, 2013, failing which either party may elect to terminate this Agreement by written notice to the other whereupon the Deposit shall be returned to Buyer and all rights and liability arising hereunder shall cease except those which are to survive such termination as expressly provided herein."

[*Remainder of Page Intentionally Left Blank*]

IN WITNESS WHEREOF, the parties have hereunto set their hand and seal on the day and year first above written. A facsimile signature shall be constituted as an original. This document may be signed in one or more counterparts.

[BUYER]

PANACHE DISTILLERY LLC

By: ______________________
Name: James Dale
Title: Managing Member / CEO

[SELLER]

DOUGLAS JOINT VENTURE

By: ______________________
Name: ______________________
Title: ______________________

V-3 JOINT VENTURE, LLC

By: ______________________
Name: ______________________
Title: ______________________

EMPIRE JOINT VENTURE

By: ______________________
Name: ______________________
Title: ______________________

IN WITNESS WHEREOF, the parties have hereunto set their hand and seal on the day and year first above written. A facsimile signature shall be constituted as an original. This document may be signed in one or more counterparts.

[BUYER]

PANACHE DISTILLERY LLC

By:____________________________
Name:__________________________
Title:___________________________

[SELLER]

DOUGLAS JOINT VENTURE

By:____________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

V-3 JOINT VENTURE, LLC

By:____________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

EMPIRE JOINT VENTURE

By:____________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

Schedule 2.1(b)
Personal Property
(pages i - xix)

Below is a preliminary inventory of the Personal Property located at the Real Property. Seller shall have until May 28, 2013 to review the same and conduct an inventory on the Real Property to confirm the accuracy of thereof. In the event of any corrections or adjustments to the preliminary inventory below, the same shall be submitted to Buyer for approval not later than 5:00 PM, May 28, 2013. If no adjustments are submitted to Buyer prior to such date, the inventory list below shall be deemed to be the "Personal Property" for purposes of this Schedule 2.1(b) and this Agreement. In the event that Seller does submit adjustments or corrections to the preliminary list to Buyer, Buyer shall then have until June 4, 2013 to notify Seller that it does not approve such corrections or adjustments, in which event either party may elect to terminate this Agreement by written notice to the other not later than June 11, 2013, whereupon the Deposit shall be returned to Seller. If Buyer does not notify Seller of any such disapproval or if either party fails to terminate this Agreement in a timely fashion, then the inventory list, as corrected or adjusted by Seller shall be deemed to be the "Personal Property".

EQUIPMENT LIST

Main Distillery Room

1 POGGIO MODEL FP12 BOTTLE RINSER & DRYER
1 FIMER MODEL RTT1B-1-1-S-VA-GIR-D,#1726,YR 2004
FILE CORKER - SCREWCAP, BARTOP,T-TOP AND CORK
MORTON MODEL UNCAP 35.#3518006, 2004
CAPSULE APPLICATOR OR ALUMINUM SPINNER)
1 NEWTEC MODEL-LEOPARD FLEX ADHESIVE #480F6-S3-E3, YR 2003 LABELER

FINAL FILTRATION FILTERS

2 FMC JUICE MACHINES SIN 420014703RC & S/N 420014603RC at $33,750 EACH

B.C. SCIENTIFIC MODEL 910 GAS CHROMATOGRAPH SIN N2032400 (LAB)

ANTON PAAR DMA5000 AND ANTON PAAR RXA170
DIAGNOSTIC

2 MUELLER-VA PURE VAPOR COMPRESSION STILL
VCS-25 (MAKES DISTILLED WATER)

2 COMPRESSORS (1 5HP) PLUS AIR TANKS FOR AIR

2 MASH TANKS AT 500 GALLONS EACH

VARIOUS ASSORTED TRANSFER HOSES FOR WINE & SPIRITS

1 SCISSOR LIFT

4 PALLET JACKS -TWO ELECTRIC
TWO MANUAL JACKS

1 ELECTRIC FORKLIFT

HYSTER FORKLIFT (GAS)

30 STAINLESS STEEL DIMPLE JACKET TEMPERATURE
CONTROLLED TANKS

1 CHILLER FOR THE ABOVE

9 OPEN LID STAINLESS STEEL FERMENTATION TANKS
(FERMENTATION)

2 STAINLESS STEEL OPEN LID FERMENTATION TANKS
(TANK # 57 & 58 - 800 GALLONS EACH)

35 STAINLESS STEEL RECEIVER BARRELS ON WHEEL
50 GALLONS EACH

5 STAINLESS STEEL TANKS @300 gallons

40 STAINLESS STEAL TANKS (550 GALLONS EACH)

STAINLESS STEEL TANK (2000 GALLONS) ON
WEIGHT SCALES

STAINLESS STEEL TANK #81 (1500 GALLONS) ON
SYSTEM MACHINE AND DRIER - WEIGHT SCALES

2 COMPLETE WATER SOFTENING SYSTEMS

2 CRIVELLER LAFERT LIQUID TRANSFER PUMPS SHP
31-IP

PAD FILTER PRESS (ALPHA FILTERS)

iN-LINE WATER FILTER

2 DOUBLE JACKET STAINLESS S STEEL LIQUID HEATED
TANKS, STEAM POWERED WITH LIDS
(1000 GALLONS EACH)

COPPER POT STILLS
(INCLUDES COMPLETE ASSEMBLY WITH BOILERS &
CONDENSER TANKS & STORAGE SEPARATE HOLDING
CONTAINERS) (two more are awaiting installation)

2 LIQUID TRANSFER PUMPS (10 HP}

MEMBRANE PRESS FOR GRAPES
MODEL ENOYENETA (2004)

2 ENOVENETA MASH PUMPS (MP) RED

5 CHARCOAL FILTER SYSTEMS

STAINLESS STEEL TANK 4 227 RECEIVER TANK
(225 GALLONS)

STAINLESS STEEL TANK #224 RECEIVER TANK
(200 GALLONS)

CRUSHER AND DESTEMMER 8 TON ENOVENETA
WEIGHT SCALES C^3G 4

1 STAINLESS STEEL TANK t182 (1000 GALLONS) ON
WEIGHT SCALES

STAINLESS STEEL TANK #83 (1000 GALLONS) ON
WEIGHTS WITH ROTATOR

5 STAINLESS STEEL TANKS (4000 GALLONS)

10 STAINLESS STEEL TANKS (260 GALLON)

7 700 GALLON STAINLESS STEEL TANKS V20,000

OFFICE/ CAFETARIA ALL OFFICE EQUIPMENT (COMPUTERS, FURNITURE,

1 UPDATED ELECTRICAL SYSTEM IN BUILDING

GRAIN PRESS (HYDRAULIC)

ORANGE CLEANING SYSTEM (OLD NEEDS REFURBISHING)

GRAND TOTAL OF EQUIPMENT

OFFICE EQUIPMENT/FURNITURE

ENTRANCE TO RETAIL SALES, RECEPTION AREA, & PRODUCT TASTING AREA

2 TWO TIER DISPLAY ISLANDS
39 SINGLE BOTTLE DECORATIVE WINE HOLDERS
15 VASES
4 DECORATIVE STANDING WINE RACKS
21 DECORATIVE WINE BOTTLE CARRIERS
2 IRON LANTERN COVERS
21 FRAMED PICTURES/ARTWORK
8 COPPER COLORED BOWLS
2 METAL DISPLAY SHELVES
23 VARIOUS SIZE WINE GLASSES
6 GLASS SHOT GLASSES
2 WINE JUGS

2 LARGE MARTINI GLASSES
5 WINE GLASS CANDLES
1 DECORATIVE MARTINI GLASS
1 DECORATIVE BLOODY MARY GLASS
2 DECORATIVE WINE GLASSES
1 GAS PUMP BUBBLE GUM DISPENSER
9 THREE FOOT DECORATIVE STATUES
2 SEVEN FOOT DECORATIVE STATUES
4 WALL MOUNT WINE RACKS
5 WOODEN STATUES
11 DECORATIVE BAR TOWELS
7 BOXES SWIZZLE STICK SETS
3 CORK SCREW BOTTLE OPENERS
28 DECORATIVE CORK BOTTLE STOPS
1 WINE REFRIGERATOR
3 ROWS OF METAL DISPLAY SHELVING
6 LAWN FLAMINGOS
12 PUMPKIN SHAPED MUGS
4 METAL CANDLE HOLDERS
1 WOODEN PLATTER
3 WOODEN INDIAN STATUES
1 RESIN PALM TREE
1 RESIN MONK FIGURE
3 WOOD FOLDING TRAYS
2 WOOD TRAY CARTS WITH WHEELS
10 VARIOUS SIZE DECORATIVE WINE BARRELLS
1 DECORATIVE WALL SIGN
1 CASH REGISTER WITH TOUCH SCREEN MONITOR
1 EIGHT LINE BUSINESS PHONE
2 WOOD DESK CHAIRS
1 DESK CALCULATOR
3 ELECTRIC FANS
1 PENCIL HOLDER WITH PENS AND PENCILS
7 CHAIRS
1 ROUND TABLE
4 END TABLES
1 BARREL SHAPED WINE RACK
1 EIGHT BOTTLE FLOOR WINE RACK
11 STUFFED TOY ANIMALS

2 BAKERS' RACKS
3 DRINK MIXERS
1 WOOD WINE RACK
3 SHOPPING CARTS
10 SHOPPING BASKETS
21 SMALL FIGURINES
15 RESIN, WOOD, AND OTHER FIGURES
1 WOOD GRAPE SHAPED WALL DECORATION
2 METAL ANIMAL FIGURES
1 DEER STATUE
1 SINGLE DOOR REFRIDGERATOR
2 BENCHES WITH SEAT PAD
7 PLASTIC PITCHERS
1 METAL BUCKET.
1 BROOM
1 DUSTPAN
3 BOXES OF CUPS AND BAGS
1 LARGE FRAMED WILDLIFE PICTURE
1 COWBOY HAT
1 BASKET OF CORKS
1 BOWL OF POUR SPOUTS
1 BASKET OF WINE OPENERS
1 CUP OF STIRS
1 BEVERAGE CART
3 BEAD NECKLACES
PLASTIC PLACE MATS
PLASTIC CUPS
1 GLASS BOTTLE OF RYE SEEDS WITH LOGO
5 OPEN BOTTLES OF GRAPPA
1 GLASS WINE CARAFE
VARIOUS ADVERTISEMENT MEDIA
1 ENTRANCE FLOOR MAT
1 NEON OPEN SIGN
VARIOUS PLASTIC BUSINESS CARD HOLDERS

FRONT OFFICE #1

1 L-SHAPED DESK
1 TWO DRAWER DESK WITH HUTCH
1 EIGHT LINE OFFICE PHONE
12 BOXES OF MARKETING MATERIALS
1 BOX OF RIBBONS
PHONE BOOK
MAGAZINES
MANUALS
FOLDERS AND ENVELOPES WITH SALES RECEIPTS
1 BUSINESS CHECKBOOK
6 DVD
2 CD
MULTIPLE FILES AND BINDERS
2 BUSINESS SIGNS
1 BAG OF PENS
I BOX OF BOTTLE CLOSURES
3 BOXES OF ENVELOPES
1 BLUE CAMERA CASE
44 EMPTY GLASS BOTTLES
1 DESK BLOTTER
15 PLASTIC FRAMES
1 FILE SEPARATOR
7 BURLAP BAGS
2 UNKNOWN COMPUTER PARTS
2 MEDICAL INHALERS
8 WICKER BASKETS
1 TAPE RECORDER
1 PAIR EYEGLASSES
2 GLASS SHOT GLASSES
1 BAG OF KEYS
PHONE WIRES AND ACCESSORIES
1 11X20 FRAMED PICTURE
1 MAP
1 BOX OF PAPER, SCRAPS, JUNK
VARIOUS NOTES, BUSINESS CARDS, AND [MAILS PINNED TO WALLS
CABLES, USB CABLES

EMPTY HP LAPTOP BOX
STAPLES, CLIPS, STATIONARY, CARDS
1 TRASH CAN
1 CORK BOARD
BOOKS
1 PRINTING CALCULATOR
2 BLACK COATS
1 APC BACK UP BOX
1 LINKSYS ROUTER
1 CNET PORT SWITCH
1 8X10 FRAMED WINE AND GRAPES PICTURE
1 11X20 FRAMED LANDSCAPE PICTURE
SCRAP PAPERS AND NOTES IN AND ON DESK AND TABLES

FRONT OFFICE #3

5 DRAWER DESK
1 THREE FOOT CHRISTMAS TREE
VARIOUS CHRISTMAS GIFT BAGS
8 DESK TOP FILE TRAYS
1 HP OFFICE JET COPY/FAX/SCAN
1 CORKBOARD
1 BOX OF RIBBONS
3 CHRISTMAS FLAGS
VARIOUS CHRISTMAS DECORATIONS
3 EASEL BOXES
1 3FT RESIN SANTA STATUE
1 EIGHT LINE OFFICE PHONE
1 POINSETTIA
1 THREE HOLE PUNCH
1 PEN HOLDER
1 DESK BLOTTER
1 GARBAGE CAN
1 CHAIR
VARIOUS PAPERS AND NOTES PINNED TO WALLS
SCRAP PAPERS ON AND IN DESK

FRONT OFFICE #4

1 FOUR DRAWER, U-SHAPED DESK WITH HUTCH
1 EIGHT LINE OFFICE PHONE
2 OFFICE CHAIRS
1 SHARP MX-2600 COPIER
1 FOUR DRAWER FILE CABINET
1 GARBAGE CAN
12 FRAMED LICENSES
1 FILING TRAY
1 OFFICE FILING STATION
1 DESK BLOTTER
COPY PAPER
VARIOUS FILES AND DOCUMENTS
3 EMPTY GLASS BOTTLES
COLORED TONER IN BOXES
BOTTLE CAPSULE CLOSURES
VARIOUS PAPERS AND DOCUMENTS
CARDBOARD BOXES
1 CUP WITH PENS

FRONT OFFICE #5

1 U-SHAPED, 4 DRAWER DESK WITH HUTCH
1 EIGHT LINE OFFICE PHONE
8 DESKTOP FILE HOLDERS
2 DESKTLOP BLOTTERS
1 PEN CUP WITH PENS
1 CORKBOARD
1 HP COMPUTER WITH HARDDRIVE, MONITOR, AND KEYBOARD
1 HP PHOTOSMART 7960 PRINTER
1 FOLDING TABLE
1 OFFICE CHAIR
1 CHAIR
1 GARBAGE CAN
1 FILE CRATE
6 FILE STANDS
STAPLES, PAPERCLIPS, WHITE-OUT, STAMPERS AND VARIOUS OFFICE SUPPLIES
1 FRAMED PICTURE OF FLOWERS

1 FRAMED LICENSE
4 DRAWER FILING CABINET
4 BOXES UNDER DESK WITH FILES, BINDERS, AND PAPERS
1 TAPE DISPENSER
1 ZIP TOP CASH DEPOSIT BAG FILLED WITH BLANK DEPOSIT SLIPS
1 FRAMED FAMILY PHOTO
1 CUP OF PENS, PENCILS, AND MARKERS
CALCULATOR
SCRAP PAPERS
1 BOTTLE PERFUME
I FLASHLIGHT
1 UMBRELLA

2 SUPPLY CLOSETS BEHIND OFFICES #4 AND #5

VARIOUS BOXES OF RECORDS, PAPERS, ENVELOPES
2 OFFICE SUPPLY SHELVING UNITS
2 SIX TIER ROLLING RACKS
OFFICE SUPPLIES: PENS, PAPER, STAPLES, WHITE OUT, FILES, FOLDERS, SEPARATORS, ETC.
1 AMERICAN FLAG
1 FOLDING CHAIR
1 TYPE WRITER
1 SURGE PROTECTOR BATTERY BACK UP
2 VIDEO MONITORS
30+ BOXES OF CORPORATE DOCUMENTS AND RECORDS
EMPTY WICKER BASKETS
SPOOLS OF RIBBON
75+ BOXES OF LABELS
10+ BOXES OF CAPSULE ENCLOSURES
1 LABEL MAKER
NAPKINS
BAGS OF CORKS
2 FRAMED PICTURES IN HALL

PRIVATE OFFICE WITH FOYER AND CLOSET

2 LEATHER CHAIRS
2 WOOD CHAIRS
1 FOLDING TABLE

1 EXERCISE BIKE
1 OXYGEN TANK
1 PAPER SHREDDER
2 HUTCH TOP DISPLAY CASES
2 ROLLING CHAIRS
3 LEATHER CHAIRS
1 COUCH
BEDDING
2 TWO TIER FILE TRAYS
1 EIGHT LINE OFFICE PHONE
1 PRINTING CALCULATOR
1 FRAMED FAMILY PHOTO
3 FRAMED WALL PICTURES
1 DESK CLOCK/ PEN HOLDER
3 FRAMED LICENSES
VARIOUS MUSIC TAPES
2 DUMBELLS
VARIOUS ARTICLES OF CLOTHING ON HANG RACKS
1 EMPTY FIREARM BOX
1 BUSINESS CARD HOLDER
1 PAIR EYEGLASSES
1 SEWING MACHINE
VARIOUS BOXES OF DRINKING GLASSES, COOKING AND BAKING SUPPLIES
3 BOXES OF CORKSCREWS
BOXES OF WORN SHOES
CLEANING SUPPLIES
3 FLOWER VASES
APPX 15 BOOKS
1 CHAIR
1 VACUUM
VARIOUS CHRISTMAS DECORATIONS AND BOWS
1 THREE FOOT SAFE
2 MITSUBISHI SURVEILLANCE MONITORS
2 INTELLEX DVMS DV1600 SURVEILLANCE EQUIPMENT
2 BACK UP BATTERIES
1 BACK MASSAGER
VARIOUS FILES
VARIOUS MANUFACTURING MANUALS AND BOOKS
PERSONAL AND BUSINESS PAPERWORK

1 FLORAL SHEET ON WINDOW

OFFICE #6 BY BOTTLING EQUIPMENT

4 DRAWER U-SHAPED DESK WITH HUTCH
1 ROLLING CHAIR
1 WOOD TABLE
1 WOOD CHAIR
1 PLASTIC BIN WITH BOOKS
2 BOXES OF BOOKS
30+ BOOKS ON TABLE
25+ MAGAZINES ON DESK
1 EIGHT LINE OFFICE PHONE
1 GARBAGE CAN
1 TWO TIER FILE TRAY
2 CUPS WITH PENS AND PENCILS
1 PAPERCLIP CUP
1 RELIGIOUS FRAMED PICTURE
1 HORSE FIGURE
1 TOY TRUCK
1 SET BOOKENDS
1 BOX OF HERBS AND SPICES
1 TABLE TOP HUMIDOR
2 CANDLES
2 EMPTY DENSITY METER BOXES
1 DRAWER FULL OF BOOKS AND PAPERS
1 FILE HOLDER
3 ROLLING SUITCASES
VARIOUS PAPERS, NOTES, ADVERTISING MEDIA

OFFICE #7 BY BOTTLING EQUIPMENT

24+ BOXES OF CAPSULE ENCLOSURES
10 BOXES LABELS

OFFICE #8 BY BOTTLING EQUIPMENT

7 BOXES OF USED EMPTY GLASS BOTTLES
2 BOXES OF LABELS AND TAGS

1 CRATE

HALLWAYS TO A BETWEEN BOTTLING AREA

13 FRAMED PICTURES VARIOUS SIZES AND THEMES

BOTTLING EQUIPMENT ROOM

2 CORK BOARDS
INFORMATIONAL POSTERS
13 BOXES OF EMPTY BOTTLES
8 BOXES OF CAPSULE ENCLOSURES
2 BOXES OF LABELS
2 FOLDING TABLES
11 FRAMED PICTURES VARIOUS SIZES AND THEMES
1 SILVER TONED CROSS
1 CLOCK
1 PALATE CART
11 TAPE GUNS
1 DATE STAMPER
2 ROLLS PACKING TAPE
VARIOUS LABELS FOR SHIPPING
BUBBLE WRAP

STORAGE ROOM BACK RIGHT #10 (#13 ON DOOR)

5 MULTI- TIER SHELVING UNITS
CHANGE OVER PARTS FOR BOTTLING EQUIPMENT
CHANGE OVER PARTS FOR LABELING EQUIPMENT

OFFICE/STORAGE ROOM #11

MULTIPLE BOXES OF EMPTY USED BOTTLES
MULTIPLE BAGS AND BOXES OF CORKS AND CLOSURES
EMPTY CARDBOARD BOXES
PILES OF TRASH AND PAPERS
2 OUTDOOR FURNITURE CUSHIONS
2 LAWN CHAIRS
50-60 BOXES OF CAPSULE ENCLOSURES

MULTIPLE BOXES OF TAGS

STORAGE CLOSET

PAINT, PARTS, CAULK, CLEANERS, SOLVENTS, LIGHT BULBS
OFFICE/STORAGE ROOM BLOCKED BY PALMED GOODS- NO ACCESS

OFFICE II 12

PLASTIC BINS WITH CUPS, DISHES, KNICKNACKS
BOXES OF EMPTY USED BOTTLES
VARIOUS WIRES AND PARTS
BOXES OF DISHES AND CHINA
LABEL PRESS PARIPHERNALIA
WOOD CASE WITH SILVERWARE
1 FRAMED PICTURE IN HALL OUTSIDE DOOR

KITCHEN/LAB

1 HP COMPUTER WITH MICROTEK SCREEN, HARDWARE, KEYBOARD
1 BATTERY BACK UP
1 HP PRINTER PHOTOSMART 7760
2 CORKBOARDS WITH NOTES AND PINS
1 CLOCK
1 GARBAGE CAN
VARIOUS BOTTLES WITH LIQUID
2 REFRIGERATORS
1 HANGING RACK WITH WINE GLASSES
VARIOUS BOXES OF PARTS
VAROUS NOTES, BOOKS, DATA SHEETS
1 OVENMAX SET POINT
1 BELKIN 550VA
VAROUS TEST TUBES AND MEASURES
1 FILE RACK
1 SCALE
1 CALCULATOR
1 TAPE DISPENSER
1 PEN CUP WITH PENS
VARIOUS BOTTLED FLAVORINGS

1 DENSITY METER
1 BARNSTEAD ELECTROTHERMAL
1 ACCUMET RESEARCH PH CONDUCTIVITY METER
1 BIOTEMP
BOTTLES OF LIQUID AND BAGS OF HERBS IN REFRIGERATOR
SEVERAL OFFICES AND STORAGE ROOMS ARE EMPTY, 2 INACCESABLE

MANUFACTURING AND TANK AREA

10-15 FIRE EXTINGUISHERS
3 FRAMED PICTURES
1 TIME CLOCK
1 TIME SHEET RACK
2 FORKLIFTS, 1 HEISTER 110/ 1 CATEPILLER 50
1 WOOD STORAGE CABINET
7 ROLLING LADDERS
3 PALLET JACKS
2 GOLF CARTS
3 FOLDING TABLES
2 FOLDING CHAIRS
MULTIPLE WORK TABLES
2 SHOPPING CARTS
VARIOUS PARTS AND CLEANING SUPPLIES
2 GARBAGE CANS
3+ CRATES
1 ALCOTE MOBILE CLEANING EQUIPMENT CART
VARIOUS TOOLS
2 ELECTRICAL CORDS
2 FOUR TIER FILING CABINETS
BOOKSHELVES
MULTIPLE STACKS OF PLASTIC TUBING
2 LADDERS
14 PALLETS OF EMPTY UNUSED BOTTLES
7.5 PALLETS OF PRODUCT BOXES- UNUSED
MULTIPLE PLASTIC BUCKETS
1 SCISSOR LIFT
MULTIPLE BARRELS
5 FLASHLIGHTS
VARIOUS COOKING AND STIRRING UTENSILS

FIRST AID STATION

UPSTAIRS OPEN STORAGE LOFT

DOZENS OF EMPTY CARDBOARD BOXES
TRASH AND DEBRIS
CLEANING SUPPLIES
SEALING EQUIPMENT
PLASTIC TUBING
COPPER PIPING
PVC TUBING
LAWN MAINTENANCE TOOLS AND SUPPLIES
2 COPPER TOPS
60+ BOXES OF BOX DIVIDERS
1 FISHING DINGY
VARIOUS FILTERS FOR EQUIPMENT AND AIR CONDITIONER
1 WOOD DOOR
2 GATES
6 CHIMNEY STACKS
REPLACEMENT FLOOD LIGHTS IN BOXES
FIBERGLASS INSULATION
LAWN AND LEAF BAGS FULL OF USED CORKS

HALLWAY BETWEEN BOTTLING EQUIPMENT AND MANUFACTURING

3 EMPTY OFFICES

OFFICE/ STORAGE #13

1 DESK
4 WOOD CHAIRS
10 SMALL WOOD BARRELS
10 MIXED CASES OF EMPTY USED GLASS BOTTLES
1 LADDER
1 MULTI TIER STORAGE SHELF WITH TOOLS
2 TOOL BOXES
2 PUSH CARTS
1 DOUBLE BURNER ELECTRICAL BUFFET RANGE
2 WHITE FREEZERS

MULTIPLE BOTTLES OF DIFFERENT SHAPES AND SIZES FILLED WITH LIQUID
CONTAINERS WITH SPICES
TRASH AND DEBRIS

CONFERENCE ROOM

2 FRAMED PICTURES OF FRUIT
1 LARGE CORKBOARD
1 PRODUCT TASTING TABLE
MULTIPLE BOTTLES OF SAMPLES
1 METAL BUCKET
1 CONFERENCE TABLE
9 CHAIRS
40 GLASSES
VARIOUS MINIATURE BOTTLES OF LIQUOR

BREAK ROOM

8 LOCKERS
1 TABLE
2 CHAIRS
1 REFRIGERATOR
1 DESK
1 MICROWAVE

KITCHEN/ CAFETERIA

5 HORIZONTAL FREEZERS
2 REFRIGERATORS
1 MICROWAVE
1 BLENDER
5 FOLDING TABLES
15 KITCHEN CHAIRS
23 FOLDING CHAIRS
6 EXTERIOR CHAIRS
1 END TABLE
1 EXTERIOR TABLE
••'ALL POTS, PANS, AND VARIOUS UNKNOW PIECES OF EQUIPMENT
WERE REMOVED FROM HERE BY B. KASPROW AFTER PROPERTY SECURED*"

EXTERIOR TRAILER #1

18 PALLETS PLUS 2 PARTIALLY FULL BOXES OF HONEY MEAD BOTTLES

EXTERIOR TRAILER #2

MULTIPLE PILES OF METAL, WOOD, AND SCRAPS

EXTERIOR TRAILER #3

VARIOUS CANS OF PAINT
MULTIPLE WOODEN BENCHES
LAUNDRY PIPING AND DRYER CABLES
VARIOUS SPOOLS OF WIRING

EXTERIOR TRAILER #4
PARTIALLY FULL RAIN PIPING
2 PIECES OF UNIDENTIFIED MACHINERY

WAREHOUSE

60 + PLASTIC 35 GALLON DRUMS
10+ 55 GALLON DRUMS FILLED WITH SCRAP WOOD
6 PALLETS AND 1 PARTIAL PALLET OF WINE GLASSES AND BOXES
STAINLESS STEELE SCRAPS
16 LARGE PLASTIC CONTAINERS
12 FIFTY FIVE GALLON DRUMS
4 FIFTY FIVE GALLON JUICE CONCENTRATE DRUMS
1 CONVEYOR BELT FOR AN ASSEMBLY LINE

UNSHELTERED ON PROPERTY

LOOSE PAVING STONES
APPX. 100 WOOD PALLETS
1 IMMOBILE FORD ECONOLINE BOX TRUCK
CONTAINER # 1
ALL SCRAP METAL
CONTAINER #2
EMPTY 55 GALLON DRUMS

CONTAINER #3

MULTIPLE. WOOD PALLETS
MULTIPLE EMPTY 55 GALLON DRUMS

CONTAINER #4

6 PALLETS UNUSED GLASS WINE BOTTLES AND BOXES

CONTAINER #5

18 PALLETS OF HONEY MEAD BOTTLES AND GLASSES

CONTAINER #6

9 PALLETS OF SAVER-GLASS VODKA BOTTLES
5 FULL PALLETS + 3 PARTIAL PALLETS OF UNUSED WINE BOTTLES AND BOXES